Supplement dated January 20, 2015

To the Prospectus of each of the following funds:

Fund	Prospectus Dated
Columbia Mortgage Opportunities Fund	10/1/2014
Columbia U.S. Government Mortgage Fund	10/1/2014

Effective February 19, 2015 (the Effective Date), the maximum sales charge (load) imposed on purchases (as a percentage of the offering price) of Class A shares is changed from 4.75% to 3.00%.

Accordingly, on the Effective Date, each Fund’s prospectus is hereby revised as follows:

The Class A column of the “Shareholder Fees” table in the “Summary of the Fund — Fees and Expenses of the Fund” section is hereby revised as follows:

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.00%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, as follows: 1.00% if redeemed within 12 months of purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Additionally, for each Fund, the expense Example table for Class A shares (whether or not shares are redeemed) is hereby revised as follows:

	1 year	3 years	5 years	10 years
Columbia Mortgage Opportunities Fund Class A (whether or not shares are redeemed)	$399	$671	N/A	N/A
Columbia U.S. Government Mortgage Fund Class A (whether or not shares are redeemed)	$393	$591	$804	$1,420

The rest of the section remains the same.

The information in the “Class A Shares — Front-End Sales Charge — Breakpoint Schedule” table in the “Choosing a Share Class — Sales Charges and Commissions” section is hereby revised as follows:

Class A Shares — Front-End Sales Charge — Breakpoint Schedule*
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0–$99,999	3.00%	3.09%	2.50%
Columbia Mortgage Opportunities Fund Columbia U.S. Government Mortgage Fund	$100,000–$249,999	2.50%	2.56%	2.15%
	$250,000–$499,999	2.00%	2.04%	1.75%
	$500,000–$999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

The rest of the section remains the same.

Shareholders should retain this Supplement for future reference.

SUP000_00_016_(01/15)